UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On March 6, 2025, Compass Minerals International, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as described below.
Proposal 1 — The individuals listed below were elected by the Company’s stockholders to serve as directors of the Company until the next annual meeting of stockholders, or until a successor is duly elected and qualified or his or her earlier death, resignation or removal.

Director	For	Against	Abstain	Broker Non-Votes
Edward C. Dowling, Jr.	30,481,985	514,959	33,388	5,335,285
Richard P. Dealy	29,064,867	1,937,568	27,897	5,335,285
Vance O. Holtzman	27,558,874	3,440,876	30,582	5,335,285
Gareth T. Joyce	30,311,513	690,678	28,141	5,335,285
Melissa M. Miller	28,652,234	1,959,319	418,779	5,335,285
Joseph E. Reece	28,698,163	2,301,251	30,918	5,335,285
Shane T. Wagnon	29,129,219	1,870,908	30,205	5,335,285
Lori A. Walker	28,939,165	2,066,610	24,557	5,335,285
Proposal 2 — The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s Proxy Statement filed with the Securities Exchange Commission on January 23, 2025 (the “Proxy Statement”).

For	Against	Abstain	Broker Non-Votes
28,722,853	2,175,126	132,353	5,335,285
Proposal 3 — The Company’s stockholders approved an amendment to the Compass Minerals International, Inc. 2020 Incentive Award Plan, as set forth in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
22,940,474	8,006,725	83,133	5,335,285
Proposal 4 — The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2025.

For	Against	Abstain	Broker Non-Votes
36,069,406	257,912	38,299	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: March 11, 2025	By:	/s/ Peter Fjellman
Peter Fjellman
Chief Financial Officer